UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2005
RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code                     (248) 350-9900
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Unsecured Master Loan Agreement
Unconditional Guaranty of Payment and Performance
Press Release, dated December 19, 2005

Item 1.01 Entry into a Material Definitive Agreement.
     On December 13, 2005, Ramco-Gershenson Properties, L.P. (“the “Company”), the majority-owned operating partnership of Ramco-Gershenson Properties Trust (the “Registrant”), entered into a new $250 million unsecured credit facility (the “Credit Facility”) with certain lenders party thereto, KeyBank National Association as agent, KeyBanc Capital Markets as sole lead manager and arranger, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as co-syndication agents and Deutsche Bank Trust Company Americas, as documentation agent. The Credit Facility consists of a $100 million unsecured term loan facility and a $150 million unsecured revolving credit facility. The Credit Facility provides that the unsecured revolving credit facility may be increased by up to $100 million at the Company’s request (for a total unsecured revolving credit facility commitment of $250 million.)
The unsecured term loan matures in December 2010 and bears interest at a rate equal to LIBOR plus 115 to 150 basis points. The unsecured revolving credit facility matures in December 2008 and bears interest at a rate equal to LIBOR plus 130 to 165 basis points. The Company has the option to extend the maturity date of the unsecured revolving credit facility to December 2010. The proceeds were used to retire borrowings under the Company’s previous unsecured revolving Credit Facility and secured revolving Credit Facility, a bridge loan and a construction loan. It is anticipated that funds borrowed under the Credit Facility will be used for general corporate purposes, including working capital, capital expenditures, the repayment of indebtedness or other corporate activities.
The new facility replaces the Company’s $160 million secured revolving credit facility and $40 million unsecured revolving credit facility, which were due to expire on December 29, 2005.
The foregoing does not purport to be a complete description of the terms of the Credit Facility and is qualified in its entirety by reference to the Credit Facility. A copy of the Credit Facility is attached as Exhibit 10.1 hereto and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibit is filed with this Form 8-K:

Exhibit	Description
10.1	Unsecured Master Loan Agreement, dated December 13, 2005
10.2	Unconditional Guaranty of Payment and Performance, dated December 13, 2005.
99.1	Press release, dated December 19, 2005, issued by Ramco-Gershenson Properties Trust

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: December 19, 2005	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit	Description
10.1	Unsecured Master Loan Agreement, dated December 13, 2005
10.2	Unconditional Guaranty of Payment and Performance, dated December 13, 2005
99.1	Press release, dated December 19, 2005, issued by Ramco-Gershenson Properties Trust

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